Exhibit 10.15

AMENDMENT NO. 1
TO
EQUIFAX DIRECTOR AND EXECUTIVE STOCK DEFERRAL PLAN
(As Amended and Restated Effective as of January 1, 2019)

THIS AMENDMENT made as of this 4th day of November, 2020, by EQUIFAX INC. (the “Company”);

W I T N E S S E T H:

WHEREAS, the Company maintains the Equifax Director and Executive Stock Deferral Plan, which plan was amended and restated effective as of January 1, 2019 (the “Plan”);

WHEREAS, the Company now desires to amend the Plan to revise the definition of “Retirement Eligibility Date” under the Plan for employees hired on or after January 1, 2021;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.

Section 1.21 is deleted in its entirety and the following substituted therefor:

“1.21 Retirement Eligibility Date shall mean: (i) for Participants who commenced employment prior to January 1, 2021, the date on which the Participant has both attained age fifty-five (55) and completed at least five (5) Years of Vesting Service; (ii) for Participants who commenced employment on or after January 1, 2021, the date on which the Participant has both attained age sixty (60) and completed at least five (5) Years of Vesting Service; and (iii) for all Participants on or after attainment of age sixty-five (65). Each non-employee director has always attained his or her Retirement Eligibility Date.”

2.

This Amendment No. 1 shall be effective as of November 4, 2020. Except as hereby modified, the Plan shall remain in full force and effective.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 as of the date first written above.

EQUIFAX INC.

By:    /s/ Carla J. Chaney
Name:    Carla J. Chaney
Title:     Corporate Vice President and
    Chief Human Resources Officer

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